SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          20-Dec-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-59691            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 839-5300


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated April 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        20-Dec-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A     385785454      725789  2089671           0   385059665  20-Dec-99
IIPP-A-1   94286047      131115   510716           0    94154932  20-Dec-99
IIPP-A-2   22364000           0   121138           0    22364000  20-Dec-99
IIPP-A-3   13136228           0    71155           0    13136228  20-Dec-99
III-A-1    50081622           0        0           0    50081622  27-Dec-99
III-A-2     7605000           0        0           0     7605000  27-Dec-99
III-A-3    28332535           0        0           0    28332535  27-Dec-99
III-A-4   154646481           0        0           0   154646481  27-Dec-99
III-A-5    13578009           0        0           0    13578009  27-Dec-99
III-A-6     4582118     N/A            0           0     4582118  27-Dec-99
II-P          18525          19        0           0       18507  20-Dec-99
III-P        318325           0        0           0      318325  27-Dec-99
III-X      14295565     N/A            0           0           0  27-Dec-99
C-B-1       9743389        8620    52777           0     9734769  20-Dec-99
C-B-2       4873306        4312    26397           0     4868994  20-Dec-99
C-B-3       2165437        1916    11729           0     2163521  20-Dec-99
C-B-4       1894757        1676    10263           0     1893081  20-Dec-99
C-B-5       1082718         958     5865           0     1081760  20-Dec-99
C-B-6       1353399        1197     7331           0     1352202  20-Dec-99
III-B-1    10610498           0        0           0    10610498  27-Dec-99
III-B-2     4548078           0        0           0     4548078  27-Dec-99
III-B-3     2273786           0        0           0     2273786  27-Dec-99
III-B-4     1667443           0        0           0     1667443  27-Dec-99
III-B-5      606343           0        0           0      606343  27-Dec-99
III-B-6     1515858           0        0           0     1515858  27-Dec-99
A-R               0           0        0           0           0
TOTAL:    812487241      875603  2907042           0   811611638

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A      984.17258     1.85155  5.33093   982.32103 20-Dec-99
IIPP-A-1   983.50890     1.36768  5.32734   982.14122 20-Dec-99
IIPP-A-2  1000.00000     0.00000  5.41667  1000.00000 20-Dec-99
IIPP-A-3  1000.00000     0.00000  5.41667  1000.00000 20-Dec-99
III-A-1    905.22589     0.00000  0.00000   905.22589 27-Dec-99
III-A-2   1000.00000     0.00000  0.00000  1000.00000 27-Dec-99
III-A-3   1000.00000     0.00000  0.00000  1000.00000 27-Dec-99
III-A-4    896.63129     0.00000  0.00000   896.63129 27-Dec-99
III-A-5    691.62639     0.00000  0.00000   691.62639 27-Dec-99
III-A-6    896.63135     0.00000  0.00000   896.63135 27-Dec-99
II-P       993.05226     1.00563  0.00000   992.04664 20-Dec-99
III-P      993.09470     0.00000  0.00000   993.09470 27-Dec-99
III-X      841.81721     0.00000  0.00000     0.00000 27-Dec-99
C-B-1      994.02052     0.87944  5.38428   993.14108 20-Dec-99
C-B-2      994.02052     0.87944  5.38428   993.14108 20-Dec-99
C-B-3      994.02052     0.87944  5.38428   993.14108 20-Dec-99
C-B-4      994.02052     0.87944  5.38428   993.14108 20-Dec-99
C-B-5      994.02052     0.87945  5.38428   993.14107 20-Dec-99
C-B-6      994.02073     0.87940  5.38428   993.14133 20-Dec-99
III-B-1    993.86457     0.00000  0.00000   993.86457 27-Dec-99
III-B-2    993.86457     0.00000  0.00000   993.86457 27-Dec-99
III-B-3    993.86457     0.00000  0.00000   993.86457 27-Dec-99
III-B-4    993.86457     0.00000  0.00000   993.86457 27-Dec-99
III-B-5    993.86457     0.00000  0.00000   993.86457 27-Dec-99
III-B-6    993.86458     0.00000  0.00000   993.86458 27-Dec-99
A-R          0.00000     0.00000  0.00000     0.00000


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                Bank One

        Dated:         31-Dec-99